UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  February  1,  2001
                                                         ------------------

                      Fetchomatic  Global  Internet  Inc.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)

Nevada                               000-25151                         52-212549
------                               ---------                         ---------
(State  or  other  jurisdiction     (Commission                   (IRS  Employer
of  incorporation)                  File  Number)           Identification  No.)

Suite 370, 444 Victoria Street, Prince George, British Columbia, Canada  V2L 2J7
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(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code  (250)  564-6868
                                                         ---------------

Not  applicable
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(Former name or former address, if changed since last report.)

ITEM  5.     OTHER  EVENTS

On February 1, 2001, Jeffrey Welsh resigned as the President and Chief Executive Officer of Fetchomatic Global Internet Inc., effective immediately.

On February 2, 2001, Lindsay Lent was appointed President of Fetchomatic Global Internet Inc. on an interim basis.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     FETCHOMATIC  GLOBAL  INTERNET  INC.

Date:  February 13,  2001

/s/ Lindsay Lent
Lindsay  Lent,  President